SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

ADUROMED INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-03125	21-0661726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Trowbridge Drive, Bethel, Connecticut 06801

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 798-1080

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 9, 2008, Mr. Richard Wolfe was appointed by the Board of Directors of the Registrant to fill a vacancy on the Board.

SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

ADUROMED INDUSTRIES, INC.

By:	/s/ Scott Grisanti
Scott Grisanti
President and CEO

Dated: December 15, 2008